UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2009
GLOBAL CONSUMER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-10.3

GLOBAL CONSUMER ACQUISITION CORP. (“GCAC”) IS HOLDING PRESENTATIONS FOR CERTAIN OF GCAC’S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GCAC SECURITIES, REGARDING THE ACQUISITIONS AS FILED IN PREVIOUS REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, WHICH MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.
GCAC AND ITS SPONSOR AND THEIR RESPECTIVE AFFILIATES MAY ENTER INTO ARRANGEMENTS TO PURCHASE SHARES OF COMMON STOCK AND/OR WARRANTS OF GCAC IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS.
GCAC HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETING OF THE GCAC STOCKHOLDERS TO APPROVE THE PROPOSED TRANSACTIONS (THE “SPECIAL MEETING PROXY STATEMENT”). STOCKHOLDERS OF GCAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE SPECIAL MEETING PROXY STATEMENT IN CONNECTION WITH GCAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE IT CONTAINS IMPORTANT INFORMATION. GCAC ALSO FILED A PRELIMINARY INFORMATION STATEMENT WITH THE SEC IN CONNECTION WITH THE AMENDMENT OF ITS WARRANT AGREEMENT (THE “INFORMATION STATEMENT”). WARRANTHOLDERS OF GCAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE INFORMATION STATEMENT IN CONNECTION WITH THE AMENDMENT OF THE WARRANT AGREEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. GCAC STOCKHOLDERS AND WARRANTHOLDERS CAN ALSO READ GCAC’S DEFINITIVE PROXY STATEMENT, DATED APRIL 28, 2009, IN CONNECTION WITH ITS ANNUAL MEETING OF STOCKHOLDERS, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE GCAC OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. GCAC’S DEFINITIVE SPECIAL MEETING PROXY STATEMENT WILL BE MAILED TO GCAC STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. GCAC’S DEFINITIVE INFORMATION STATEMENT WILL BE MAILED TO GCAC WARRANTHOLDERS AS SOON AS PRACTICABLE. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND/OR THE DEFINITIVE INFORMATION STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GLOBAL CONSUMER ACQUISITION CORP., 1370 AVENUE OF THE AMERICAS, 28TH FLOOR, NEW YORK, NEW YORK, 10019, ATTENTION: MR. ANDREW NELSON. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV). IN ADDITION TO THE SPECIAL MEETING PROXY STATEMENT, GCAC FILES ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC.
GCAC, 1ST COMMERCE BANK (“1ST COMMERCE BANK”), CAPITOL DEVELOPMENT BANCORP LIMITED V (“CAPITOL DEVELOPMENT”), CAPITOL BANCORP LIMITED (“CAPITOL BANCORP”), COLONIAL BANK (“COLONIAL BANK”), THE COLONIAL BANCGROUP, INC. (“COLONIAL BANCGROUP”) AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF GCAC STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE SPECIAL MEETING PROXY STATEMENT AND OTHER MATERIALS FILED AND TO BE FILED BY GCAC WITH THE SEC..
GCAC’S PROPOSED ACQUISITION OF 1ST COMMERCE BANK AND THE SIMULTANEOUS ACQUISITION OF, AMONG OTHER THINGS, THE NEVADA-BASED DEPOSIT LIABILITIES AND CERTAIN LOANS ATTRIBUTABLE TO COLONIAL BANK’S NEVADA RETAIL BANKING OPERATIONS, ALONG WITH 22 NEVADA RETAIL BANK BRANCHES, ARE SUBJECT TO APPROVALS FROM THE FEDERAL RESERVE BOARD, THE FDIC, THE NEVADA DIVISION OF FINANCIAL INSTITUTIONS AND THE ALABAMA DEPARTMENT OF BANKING. AS A CORPORATION NOT CURRENTLY SUBJECT TO BANK SUPERVISORY REGULATION, GCAC’S APPLICATIONS TO BECOME A BANK HOLDING COMPANY FOR A NEVADA-BASED COMMUNITY BANK ARE SUBJECT TO DIFFERENT STATUTORY APPROVAL PROCESSES MAINTAINED BY SEVERAL FEDERAL AND STATE BANK REGULATORY AGENCIES WITH SUPERVISORY OVERSIGHT AND JURISDICTION OF THE CONTEMPLATED TRANSACTIONS AND THE BANKS THAT ARE PARTIES TO THE CONTEMPLATED TRANSACTIONS. APPROVAL TERMS GRANTED BY THESE FEDERAL AND STATE BANK REGULATORY AGENCIES MAY INCLUDE TERMS AND CONDITIONS MORE ONEROUS THAN GCAC MANAGEMENT CONTEMPLATES, AND APPROVAL MAY NOT BE GRANTED IN THE TIMEFRAMES DESIRED BY THE PARTIES TO THE CONTEMPLATED TRANSACTIONS. BANK REGULATORY APPROVAL, IF

GRANTED, MAY CONTAIN TERMS THAT RELATE TO DETERIORATING REAL ESTATE LENDING AND INDUSTRY ABUSES BOTH NATIONALLY AND IN NEVADA; BANK REGULATORY SUPERVISORY REACTIONS TO THE CURRENT ECONOMIC DIFFICULTIES MAY NOT BE SPECIFIC TO GCAC ITSELF.
This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GCAC, 1st Commerce, Capitol Development, Capitol Bancorp, Colonial Bank, Colonial BancGroup, or any of their affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.
This report and the exhibits hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding GCAC’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement. There can be no assurance that future developments affecting us will be those that we have anticipated.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the businesses of GCAC and 1st Commerce and the assets of the Nevada branch franchise of Colonial Bank will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the acquisitions may not be fully realized or realized within the expected time frame; (iii) revenues following the acquisitions may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental and regulatory approvals of the acquisitions on the proposed terms and schedule; (vi) the failure of GCAC’s shareholders to approve the acquisitions; (vii) local, regional, national and international economic conditions and the impact they may have on 1st Commerce Bank upon consummation of the acquisitions and its customers and GCAC’s assessment of that impact; (viii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (ix) prepayment speeds, loan originations and credit losses; (x) sources of liquidity; (xi) GCAC’s common shares outstanding and common stock price volatility; (xii) fair value of and number of stock-based compensation awards to be issued in future periods; (xiii) legislation affecting the financial services industry as a whole, and/or the parties to the acquisition and their subsidiaries individually or collectively; (xiv) regulatory supervision and oversight, including required capital levels; (xv) increasing price and product/service competition by competitors, including new entrants; (xvi) rapid technological developments and changes; (xvii) following the consummation of the acquisitions, 1st Commerce Bank’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xviii) following the consummation of the acquisitions, 1st Commerce Bank’s ability to contain costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support 1st Commerce Bank’s future businesses; and (xxvi) material differences in the actual financial results of acquisitions and acquisition activities compared with GCAC’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause GCAC’s results to differ materially from those described in the forward-looking statements can be found under the heading “Risk Factors” filed in the Special Meeting Proxy Statement and GCAC’s Annual Report on Form 10-K for the year ended December 31, 2008. Should one or more of these risks or uncertainties materialize, or should any of GCAC’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. GCAC undertakes no obligation to publicly revise these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For further discussion of certain factors that may cause such forward-looking statements to differ materially from actual results, refer to the Special Meeting Proxy Statement, GCAC’s Form 10-K for fiscal year 2008 and other public documents which are available on the SEC’s internet site (http://www.sec.gov).

All subsequent written and oral forward-looking statements attributable to any of matters or entities discussed in this report or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Item 1.01 Entry into a Material Definitive Agreement
Background
On July 13, 2009, Global Consumer Acquisition Corp., a Delaware corporation (“GCAC”) concurrently entered into (i) a Merger Agreement (the “1st Commerce Merger Agreement”), with WL Interim Bank, a Nevada corporation (“Merger Sub”), 1st Commerce Bank, a Nevada-chartered non-member bank (“1st Commerce Bank”), Capitol Development Bancorp Limited V, a Michigan corporation and Capitol Bancorp Limited, a Michigan corporation, which provides for the merger of Merger Sub with and into 1st Commerce Bank, with 1st Commerce Bank being the surviving entity and becoming GCAC’s wholly-owned subsidiary and (ii) an Asset Purchase Agreement (the “Colonial Asset Purchase Agreement”), with Colonial Bank, an Alabama banking corporation, and The Colonial BancGroup, Inc. a Delaware corporation. The transactions contemplated by the 1st Commerce Merger Agreement and the Colonial Asset Purchase Agreement are referred to herein as the “Acquisitions”.
In connection with the Acquisitions, GCAC has initiated a process to become a bank holding company, which will enable it to participate in financial lines of business, and will rename itself Western Liberty Bancorp. Western Liberty Bancorp’s banking operations will be conducted through 1st Commerce Bank, which will be the surviving entity pursuant to the 1st Commerce Merger Agreement and will retain the 1st Commerce Bank name. Founded in 2006, 1st Commerce Bank is a Nevada bank and will continue to operate following the consummation of the Acquisitions. Upon the consummation of the Acquisitions, the combined entity will form a “new” Nevada financial institution with 22 banking branches, and approximately $477.0 million of gross loan assets, $320.0 million of transaction account deposits and $214.0 million in time deposits.
Second Amended and Restated Support Agreement
On August 13, 2009, GCAC entered into a Second Amended and Restated Sponsor Support Agreement (the “Second Amended and Restated Support Agreement”) with its sponsor, Hayground Cove Asset Management LLC ( “Hayground Cove” ), whereby Hayground Cove originally agreed, at its option, to take certain actions to help facilitate the consummation of the Acquisitions. Due to regulatory considerations and market feedback, GCAC and its sponsor have amended the Amended and Restated Sponsor Support Agreement filed with the SEC on July 28, 2009 to affirm that neither HCAM nor GCAC have entered or will enter into any private negotiations to purchase any securities of GCAC to help facilitate approval of the Acquisitions. To date, neither GCAC nor Hayground Cove have made any offer to purchase or have commenced a solicitation of any potential sellers regarding the purchase of any such GCAC securities and have not entered into any negotiations with potential sellers. Under the Second Amendment and Restated Support Agreement, GCAC will continue to indemnify Hayground Cove and its affiliates for any liabilities arising from the Second Amended and Restated Sponsor Support Agreement. In connection with the foregoing, Hayground Cove has determined not to utilize any funds from the $140.0 million commitment by Jefferies & Company, Inc. and Jefferies Finance, Inc. to finance the purchase of any GCAC securities.
The Second Amended and Restated Support Agreement amends that certain Amended and Restated Sponsor Support Agreement, dated as of July 28, 2009, between GCAC and HCAM, which appears as Exhibit 10.3 to GCAC’s Current Report on Form 8-K previously filed with SEC on July 28, 2009 and is incorporated herein by reference.
Warrant Letter Agreement With Sponsor
On August 13, 2009, GCAC also entered into a Letter Agreement with Hayground Cove, whereby Hayground Cove agreed that it and its affiliates may only transfer any GCAC warrants they hold to an unaffiliated third party transferee if: (i) the transfer is part of a widespread public distribution of such warrants; (ii) the transferee controls more than 50% of GCAC’s voting securities without any transfer from Hayground Cove or any of its affiliates or (iii) the warrants transferred to a transferee (or group of associated transferees) would not constitute more than 2% of any class of GCAC’s voting securities. These restrictions are in addition to the restriction that no GCAC warrant held by Hayground Cove or its affiliates may be exercisable at any time while under Hayground Cove’s or its affiliates’ control, as set forth in the Founders Shares Restructuring Agreement, dated July 20, 2009, between GCAC and HCAM, filed with the SEC on July 22, 2009, and the

Amended and Restated Warrant Agreement, dated July 20, 2009, between GCAC and Continental Stock Transfer & Trust Company, filed with the SEC on July 24, 2009.
Employment Agreement
In connection with the Acquisitions, on August 13, 2009, GCAC entered into an Employment Agreement with Laus Abdo (the “Abdo Employment Agreement ”). The Abdo Employment Agreement provides that, subject to the closing of the Acquisitions, Mr. Abdo will become the Chief Operating Officer of Western Liberty Bancorp.
Pursuant to the terms of the Abdo Employment Agreement, Mr. Abdo’s employment shall commence as of the closing date of the transactions contemplated by the Colonial Asset Purchase Agreement (the “ Effective Date ”) and continue for an initial term of three years with one or more additional automatic one-year renewal periods. Mr. Abdo will be entitled to a base salary of $350,000. In addition, subject to the approval of the Acquisitions by GCAC’s stockholders, Mr. Abdo will receive a one-time grant of restricted stock equal to $3.0 million divided by the closing price of GCAC’s Public Shares on the Effective Date. The restricted stock will vest 20% on each of the first, second, third, fourth and fifth anniversaries of the Effective Date, subject to Mr. Abdo’s continuous employment through each vesting date. Such restricted stock shall be subject to restrictions on transfer for a period of one year following each vesting date Mr. Abdo will also receive a transaction bonus of $500,000 within ten days following the Effective Date, and an annual discretionary incentive payment, upon the attainment of one or more pre-established performance goals established by GCAC’s compensation committee (such committee to be formed subsequent to the consummation of the Acquisitions). Mr. Abdo shall be entitled to employee benefits in accordance with any employee benefits programs and policies adopted by Western Liberty Bancorp. In addition, the Abdo Employment Agreement contains customary representations, covenants and termination provisions. The Abdo Employment Agreement also states that Mr. Abdo does not have any right, title interest or claim of any kind in or to the proceeds from GCAC’s initial public offering and simultaneous private placement, plus all accrued interest, held in GCAC’s trust account, and that he will not seek any recourse against the trust account whatsoever.
The foregoing summaries of the Amended and Restated Support Agreement, the Letter Agreement, the Abdo Employment Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and are qualified in their entirety by, the Second Amended and Restated Support Agreement, which is Exhibit 10.1 hereto, the Letter Agreement, which is Exhibit 10.2 hereto and the Abdo Employment Agreement, which is Exhibit 10.3 hereto. The Second Amended and Restated Support Agreement, the Letter Agreement and the Abdo Employment Agreement are each incorporated by reference into this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
10.1	Second Amended and Restated Sponsor Support Agreement, dated as of August 13, 2009, by and between Global Consumer Acquisition Corp. and Hayground Cove Asset Management LLC

10.2	Letter Agreement, dated as of August 13, 2009, by and between Global Consumer Acquisition Corp. and Hayground Cove Asset Management LLC

10.3	Employment Agreement, dated as of August 13, 2009, by and between Global Consumer Acquisition Corp. and Laus Abdo

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.
Date: August 13, 2009	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer